UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2007

(Date of Report: Date of earliest event reported)

Winning Edge International, Inc.

(Exact name of registrant as specified in its charter)

                                                                                                                                                Delaware                               000-24520                                04-3021770

                                                                                                                                 (State or other jurisdiction     (Commission File Number)   (IRS Employer ID No.)

                                                                                                                                          of incorporation)

5092 South Jones Boulevard, Las Vegas, Nevada 89118

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 967-6000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01

Entry into a Material Definitive Agreement.

ITEM 2.01

Completion of Acquisition or Disposition of Assets.

Asset Sale

On September 27, 2007, Winning Edge International, Inc., a Delaware corporation, (“Winning Edge”) and its wholly owned subsidiary Global Sports Edge, Inc., a Delaware corporation (“Global Sports”), finalized the sale of its assets to Betbrokers, PLC, a corporation organized under the laws of the United Kingdom (“Betbrokers”).  As part of the closing of the asset sale, Winning Edge and Global Sports Edge entered into an amendment to the original asset sale agreement to extend the date of closing to September 26, 2007.

As a result of the asset sale, Winning Edge and its subsidiary Global Sports have terminated their business operations.  All of the assets of the respective companies, including intellectual property were sold in the asset sale.  Betbrokers, PLC also entered into a lease of the facilities used by Winning Edge and Global Sports effectively terminating Winning Edge obligation on the office lease.  All employees of Winning Edge and Global Sports, except the officers of Winning Edge are being terminated and they will be rehired by Betbrokers, PLC’s United States subsidiary which will continue the business of Winning Edge and Global Sports.

As a result of the asset sale, Winning Edge received shares of Betbrokers, PLC.  Winning Edge will use the proceeds of the sale of Betbrokers’ stock to pay off existing debts.  Winning Edge is subject to a one year restriction on the sale of Betbrokers’ stock in any public sale.  With the approval of Betbrokers, PLC, Winning Edge may sell the stock in a private transaction but any buyer would still be restricted from any public sale of the stock on the AIMS.  Since Winning Edge has current obligations which must be paid, it is highly likely we will seek to sell Betbrokers’ stock in a private transaction.  Betbrokers’ stock sold in a private transaction would most likely be sold at a discount to market. Once existing debts are paid, Winning Edge would anticipate selling the balance of the Betbrokers’ stock following the one year lock-up.  At this time, it is difficult to determine what proceeds will be received from the Betbrokers’ stock, particularly since we will be forced to sell at a discount to market in order to pay existing obligations.  Winning Edge has no ability to control the price of Betbrokers’ stock and the price will likely fluctuate over the course of the next year based on factors beyond Winning Edge’s control.

If there are any proceeds left after the sale of Betbrokers’ stock and payment of debts, the remaining proceeds will be distributed to Winning Edge’s shareholders.  At this time, management is not certain if there will be any funds to distribute to shareholders and shareholders should consider it unlikely that there will be any distributions.  Currently existing obligations of Winning Edge are in excess of $2,400,000.  Additionally, Winning Edge is subject to a one year restriction on the sale of the Betbrokers’ stock so no distributions to shareholders will occur for at least one year. Only shareholders of record on September 27, 2007, the record date for distributions, will be entitled to receive any distributions related to the proceeds of the Betbrokers’ stock.

In order to accomplish the asset sale, Winning Edge had to modify the terms of loan agreements with Laurus Family of Funds, LLC and CSI Business Finance, Inc.  Winning Edge determined it was better to modify the terms of existing debts rather then seek another loan from Laurus as originally planned.  After analyzing the various cost, management of Winning Edge determined it was less expensive to extend existing obligations then try and wrap all existing obligations into one obligation.  Under the terms of the extension, both Laurus and CSI Business Finance received $50,000 of Betbrokers’ stock for agreeing to enter into the extension.  Additionally, CSI Business Finance received another $1,000,000 of Betbrokers’ stock as collateral for the payment of their loan.  For purposes of the Laurus and CSI Business Finance agreements, Betbrokers’ stock was valued on the same terms as it was valued in the asset purchase agreements and their amendments.  The shares of Betbrokers to be received as consideration for the sale were valued at 5.00 pence per share.  The amendment set a base price for the shares to be received by Global Sports and established the conversion between the dollar and British pound as $2.02 for every British pound.

As part of the asset sale, Winning Edge previously sought approval for the sale from its shareholders.  In August 2007, Winning Edge’s shareholders approved the proposed asset sale.

This summary is qualified in its entirety by reference to the Amendment

ITEM 9.01  Financial statements and Exhibits

(d) Exhibits.

Exhibit 10.1

Amendment to the Asset Purchase Agreement and Undertaking and Covenant by and Among Winning Edge International, Inc., Global Sports Edge, Inc., Wayne Allyn Root and Betbrokers, PLC

Exhibit 10.2

Amendment, Termination Agreement and Mutual Release-Winning Edge and CSI Business Finance, Inc.

Exhibit 10.3

Pledge and Security Agreement-CSI Business Finance, Inc.

Exhibit 10.4

Amendment to Promissory Note-Laurus Family of Funds, LLC

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Winning Edge International, Inc.

By: /s/_______________________________

Date: October 1, 2007

                         Jeff Johnson, Chief Financial Officer